UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS Income Opportunities Fund

(Class A: OIOAX)

(Class D: OIODX)

(Class I: OIOIX)

ANNUAL REPORT

AUGUST 31, 2022

AXS Income Opportunities Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letters	1
Fund Performance	4
Schedule of Investments	6
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Supplemental Information	29
Expense Examples	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS Income Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

RETURNS

The AXS Income Opportunities Fund Class I shares posted returns of -4.63% for the trailing three months and -10.97% for the twelve months ending 8/31/2022, which compares to the Bloomberg U.S. Aggregate Bond Index’s returns of -2.01% and -11.52% for the same periods, respectively. The Fund’s 3-year return to 8/31/22, was -3.66% annualized compared to -2.00% annualized for the Index. Given the fund invests primarily in preferred and common equities issued by real estate companies, especially the three-year return has been hampered by the reality that commercial real estate suffered in the crosshairs of the COVID-19 pandemic. In many cases where there were forced closings of malls and shopping centers, employees working from home in lieu of going to the office, outright temporary closures of hotels, forbearance of rent with apartment renters, the portfolio companies suffered mightily. The silver lining is many of the securities in the portfolio remain inexpensive versus pre-pandemic valuation metrics.	AXS Investments 181 Westchester Ave., Ste. 402 Port Chester, NY 10573 axsinvestments.com 833.AXS.ALTS (297.2587)

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 297-2587 or visit the Fund’s website at www.axsinvestments.com.

Yield

Based on the yields available today in fixed income, we are pleased the Fund’s dividend yieldi amounted to 6.59% at the end of August. As portfolio companies have seen their businesses recover from the pandemic some have begun to increase their common stock dividends, after reducing them in 2020 during the COVID shutdown. The SEC 30-day yield was 6.35% as of August 31st.

Portfolio Allocation

At the end of the period the Fund was comprised of 82% preferred stocks and 29% REIT common equities. Given the sell-off year-to-date across nearly all asset classes, we are finding very sizeable discounts to net asset value (“NAV”) available resulting in a meaningful allocation to real estate investment trust (“REIT”) common stocks with solid yields attached.

Broadly held concerns about inflation and a likely recession have driven capital markets sharply lower year-to-date. Battling generationally high levels of inflation the Fed has undertaken a series of Fed Funds rate increases. Starting at its March meeting the Fed has raised the Fed Funds rate five times for a total of 300 basis points, the lower bound of the target range is now 3.00% up from zero at the start of the year. The futures market is forecasting the Fed Funds rate will get to 4.29% by year-end (priced 10/6/22). Market participants are noting that is much higher than where the 10-year US Treasury yield trades at currently, 3.81%. This phenomenon of short-term rates trading higher than long term ones, an inverted yield curve if it were to hold, indicates a recession may be on the horizon.

Against this backdrop, we take some solace in knowing that inflation is generally good for long-term real estate investors, as it drives higher rents (which are often indexed to inflation) and may ultimately lead to higher commercial property values. Clearly the recent negative performance and volatility have been difficult but given the stock price-to-NAV discounts in place for many REITs the investment opportunities do appear plentiful.

Fund Positioning

The Fund is positioned for the following:

1.	We believe there is currently a mispricing of certain real estate sectors and their underlying securities, as many companies with dividends covered by cash flow trade below the break-up values of their underlying real estate.

2.	We are positioned as though the 10-year Treasury will generally be range bound between 3.75% to 4.50% over the next 6 to 9 months.

3.	We feel there is significant pent up travel demand on the part of businesses and consumers.

4.	The potential for tail risk events has increased given uncertainty surrounding Russia’s invasion of Ukraine.

5.	Given the uncertainty in the broader fixed income landscape there may be strong demand for income securities backed by real estate credit.

Portfolio Implication

Given our positioning and beliefs outlined above, we have maintained elevated levels of equity REIT exposure over the last few quarters, ending August of 2022 at 29%.

Portfolio by Security Type

	Preferreds	Equities
Number of Positions	76	30
Number of Issuers	41	30
Net Invested	82%	29%

TOP 5 NET SecTOR COMPOSITION

SECTOR	Preferreds	SECTOR	Equities
Mortgage	30%	Retail	10%
Hotels	24%	Office	9%
Diversified	7%	Mortgage	4%
Specialized	6%	Health Care	3%
RE Operating Co.	4%	Industrial	2%

Current and future holdings are subject to change and risk. The views in this letter were as of 8/31/22 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual Fund Investing involves risk; principal loss is possible.

[i]	Divdend Yield is the most recent dividend amount annualized ($1.0512) divided by the NAV as of 8/31/22 ($15.96), which equates to 6.59%.

AXS Income Opportunities Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg U.S. Aggregate Bond Index. The performance graph above is shown for the Fund’s Class I shares. Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed-income index used by bond traders and the managers of mutual funds and exchange-traded funds (ETFs) as a benchmark to measure their relative performance. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of August 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-11.15%	-1.05%	1.39%	06/28/13
Class D	-11.90%	-1.77%	0.71%	09/27/13
Class I	-10.97%	-0.78%	1.68%	06/28/13
After deducting maximum sales charge
Class A1	-15.59%	-2.06%	0.82%	06/28/13
Bloomberg U.S. Aggregate Bond Index	-11.52%	0.52%	1.71%	06/28/13
[1]	Maximum sales charge for Class A shares is 5.75%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the AXS Income Opportunities Fund (formerly, Orinda Income Opportunities Fund), a series of the RBB Fund, Inc. (the “Predecessor Fund”) at the close of business on May 13, 2022. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to May 14, 2022, reflect the performance of the Predecessor Fund.

AXS Income Opportunities Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited) – Continued

Expense ratios for the Class A, Class D and Class I shares were 1.70%, 2.45% and 1.45%, respectively, which were stated in the current prospectus dated February 28, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65%, 2.40% and 1.40% of the average daily net assets of the Fund’s Class A, Class D and Class I shares, respectively. This agreement is in effect until May 13, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

AXS Income Opportunities Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2022

Number of Shares		Value
	COMMON STOCKS — 29.4%
	REITS — 29.0%
10,000	Alexandria Real Estate Equities, Inc. - REIT	$1,534,000
37,876	American Assets Trust, Inc. - REIT	1,051,438
104,300	Annaly Capital Management, Inc. - REIT	672,735
22,093	Apollo Commercial Real Estate Finance, Inc. - REIT	257,383
60,755	Arbor Realty Trust, Inc. - REIT	910,110
20,991	Blackstone Mortgage Trust, Inc. - Class A - REIT	608,319
87,550	Brandywine Realty Trust - REIT	703,026
14,600	Camden Property Trust - REIT	1,876,246
4,650	Corporate Office Properties Trust - REIT	120,156
12,000	Digital Realty Trust, Inc. - REIT	1,483,560
6,000	Federal Realty Investment Trust - REIT	607,620
77,176	Global Medical REIT, Inc. - REIT	836,588
25,000	Global Net Lease, Inc. - REIT	344,250
13,000	Highwoods Properties, Inc. - REIT	395,330
56,000	Kimco Realty Corp. - REIT	1,180,480
75,199	KKR Real Estate Finance Trust, Inc. - REIT	1,448,333
565,753	Macerich Co. - REIT	5,414,256
50,193	Medical Properties Trust, Inc. - REIT	733,320
139,112	Piedmont Office Realty Trust, Inc. - Class A - REIT	1,638,739
19,541	Postal Realty Trust, Inc. - REIT	290,184
34,000	Regency Centers Corp. - REIT	2,068,560
41,848	Sabra Health Care REIT, Inc. - REIT	626,465
41,400	Simon Property Group, Inc. - REIT	4,221,972
26,000	SL Green Realty Corp. - REIT	1,148,420
19,675	Spirit Realty Capital, Inc. - REIT	803,724
38,500	STAG Industrial, Inc. - REIT	1,185,800
16,450	Starwood Property Trust, Inc. - REIT	377,198
205,450	Vornado Realty Trust - REIT[1]	5,386,899
		37,925,111

	VENTURE CAPITAL — 0.4%
35,000	Newlake Capital Partners, Inc. - REIT	574,000
	TOTAL COMMON STOCKS
	(Cost $43,382,437)	38,499,111
	EXCHANGE-TRADED FUNDS — 1.0%
170,000	Nuveen Preferred & Income Opportunities Fund[1]	1,351,500
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,383,440)	1,351,500
	PREFERRED STOCKS — 77.7%
	COMMERCIAL SERVICES — 1.7%
51,600	Triton International Ltd. - Series C, 7.375%[2,3]	1,321,992
35,606	Triton International Ltd. - Series D, 6.875%[2,3]	868,787
		2,190,779

AXS Income Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	REITS — 72.3%
157,542	AGNC Investment Corp. - Series C, 7.000% (3-Month USD Libor + 511.1 basis points)[1,2,4]	$3,842,449
60,000	AGNC Investment Corp. - Series D, 6.875% (3-Month USD Libor + 433.2 basis points)[1,2,4]	1,299,000
46,015	AGNC Investment Corp. - Series E, 6.500% (3-Month USD Libor + 499.3 basis points)[2,4]	1,022,913
31,100	AGNC Investment Corp. - Series F, 6.125% (3-Month USD Libor + 469.7 basis points)[2,4]	667,406
66,316	American Homes 4 Rent - Series G, 5.875%[1,2]	1,632,700
19,659	American Homes 4 Rent - Series H, 6.250%[2]	497,373
95,097	Annaly Capital Management, Inc. - Series F, 6.950% (3-Month USD Libor + 499.3 basis points)[1,2,4]	2,292,789
39,250	Annaly Capital Management, Inc. - Series G, 6.500% (3-Month USD Libor + 417.2 basis points)[2,4]	880,770
138,501	Annaly Capital Management, Inc. - Series I, 6.750% (3-Month USD Libor + 498.9 basis points)[2,4]	3,229,843
79,473	Arbor Realty Trust, Inc. - Series D, 6.375%[1,2]	1,629,197
92,000	Arbor Realty Trust, Inc. - Series E, 6.250%[1,2]	1,886,000
85,000	Arbor Realty Trust, Inc. - Series F, 6.250% (SOFR Rate + 544 basis points)[2,4]	1,789,250
94,448	Armada Hoffler Properties, Inc. - Series A, 6.750%[2]	2,455,648
52,627	Bluerock Residential Growth REIT, Inc. - Series D, 7.125%[1,2]	1,327,779
19,046	Centerspace, 6.625%[1,2]	489,863
85,575	Chatham Lodging Trust - Series A, 6.625%[1,2]	1,904,900
71,755	Chimera Investment Corp. - Series A, 8.000%[1,2]	1,608,747
36,812	Chimera Investment Corp. - Series B, 8.000% (3-Month USD Libor + 579.1 basis points)[1,2,4]	816,122
74,632	Chimera Investment Corp. - Series C, 7.750% (3-Month USD Libor + 474.3 basis points)[2,4]	1,526,971
79,733	Chimera Investment Corp. - Series D, 8.000% (3-Month USD Libor + 537.9 basis points)[1,2,4]	1,712,665
65,484	CorEnergy Infrastructure Trust, Inc., 7.375%[2]	1,244,851
30,596	CTO Realty Growth, Inc. - Series A, 6.375%[2]	731,244
76,379	DiamondRock Hospitality Co. - Series A, 8.250%[1,2]	2,008,004
27,262	Digital Realty Trust, Inc. - Series J, 5.250%[2]	638,203
80,000	EPR Properties - Series G, 5.750%[2]	1,764,800
48,338	Franklin BSP Realty Trust, Inc. - Series E, 7.500%[2]	987,062
56,191	Global Net Lease, Inc. - Series A, 7.250%[1,2]	1,356,451
58,000	Global Net Lease, Inc. - Series B, 6.875%[2]	1,412,880
48,948	Hersha Hospitality Trust - Series C, 6.875%[1,2]	1,116,014
135,877	Hersha Hospitality Trust - Series D, 6.500%[1,2]	2,949,890
165,734	Hersha Hospitality Trust - Series E, 6.500%[2]	3,671,008
38,008	Invesco Mortgage Capital, Inc. - Series B, 7.750% (3-Month USD Libor + 518 basis points)[1,2,4]	767,762
35,500	Invesco Mortgage Capital, Inc. - Series C, 7.500% (3-Month USD Libor + 528.9 basis points)[2,4]	687,990

AXS Income Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	REITS (Continued)
51,662	iStar, Inc. - Series D, 8.000%[1,2]	$1,296,716
22,245	iStar, Inc. - Series G, 7.650%[2]	558,572
47,256	iStar, Inc. - Series I, 7.500%[2]	1,178,092
156,500	KKR Real Estate Finance Trust, Inc., 6.500%[1,2]	3,427,350
11,897	MFA Financial, Inc. - Series B, 7.500%[2]	257,213
49,044	National Storage Affiliates Trust - Series A, 6.000%[1,2]	1,214,820
19,000	Necessity Retail REIT, Inc. - Series A, 7.500%[2]	453,720
96,492	Pebblebrook Hotel Trust - Series E, 6.375%[1,2]	2,153,701
92,505	Pebblebrook Hotel Trust - Series F, 6.300%[2]	2,073,037
90,389	Pebblebrook Hotel Trust - Series G, 6.375%[1,2]	1,965,057
100,000	Pebblebrook Hotel Trust - Series H, 5.700%[1,2]	1,957,000
14,110	PennyMac Mortgage Investment Trust - Series A, 8.125% (3-Month USD Libor + 583.1 basis points)[1,2,4]	335,536
51,468	PennyMac Mortgage Investment Trust - Series B, 8.000% (3-Month USD Libor + 599 basis points)[2,4]	1,243,467
67,000	PennyMac Mortgage Investment Trust - Series C, 6.750%[2]	1,263,620
39,900	PS Business Parks, Inc. - Series Z, 4.875%[1,2]	713,811
19,069	Public Storage - Series F, 5.150%[2]	463,186
16,068	Public Storage - Series G, 5.050%[2]	390,613
32,337	Public Storage - Series N, 3.875%[2]	601,145
3,620	Public Storage - Series O, 3.900%[2]	65,232
22,933	Rithm Capital Corp. - Series A, 7.500% (3-Month USD Libor + 580.2 basis points)[1,2,4]	499,481
57,374	Rithm Capital Corp. - Series B, 7.125% (3-Month USD Libor + 564 basis points)[1,2,4]	1,236,983
98,129	Rithm Capital Corp. - Series C, 6.375% (3-Month USD Libor + 496.9 basis points)[1,2,4]	1,916,459
215,432	RLJ Lodging Trust, 1.950%[1,5]	5,538,757
11,056	RPT Realty - Series D, 7.250%[5]	541,744
32,452	Seritage Growth Properties - Series A, 7.000%[2]	735,362
14,000	SITE Centers Corp. - Series A, 6.375%[2]	350,980
34,765	SL Green Realty Corp. - Series I, 6.500%[1,2]	851,743
52,665	Summit Hotel Properties, Inc. - Series E, 6.250%[2]	1,024,334
108,000	Summit Hotel Properties, Inc. - Series F, 5.875%[2]	2,086,560
66,121	Sunstone Hotel Investors, Inc. - Series H, 6.125%[1,2]	1,502,930
70,000	Sunstone Hotel Investors, Inc. - Series I, 5.700%[1,2]	1,483,300
54,278	TPG RE Finance Trust, Inc. - Series C, 6.250%[1,2]	1,014,999
54,000	UMH Properties, Inc. - Series D, 6.375%[1,2]	1,341,900
20,484	Vornado Realty Trust - Series L, 5.400%[2]	444,913
30,162	Vornado Realty Trust - Series M, 5.250%[1,2]	627,671
		94,658,548

	TELECOMMUNICATIONS — 3.7%
39,587	DigitalBridge Group, Inc. - Series H, 7.125%[1,2]	941,379
65,259	DigitalBridge Group, Inc. - Series I, 7.150%[2]	1,527,713

AXS Income Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	TELECOMMUNICATIONS (Continued)
100,216	DigitalBridge Group, Inc. - Series J, 7.125%[2]	$2,354,074
		4,823,166
	TOTAL PREFERRED STOCKS
	(Cost $108,600,296)	101,672,493

	SHORT-TERM INVESTMENTS — 1.9%
2,528,087	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.13%[1,6]	2,528,087
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,528,087)	2,528,087

	TOTAL INVESTMENTS — 110.0%
	(Cost $155,894,260)	144,051,191
	Liabilities in Excess of Other Assets — (10.0)%	(13,084,776)
	TOTAL NET ASSETS — 100.0%	$130,966,415

REIT – Real Estate Investment Trusts

[1]	All or a portion of the security is segregated as collateral for line of credit borrowings. As of August 31, 2022, the aggregate value of those securities was $49,384,088, representing 37.7% of net assets.

[2]	Callable.

[3]	Foreign security denominated in U.S. Dollars.

[4]	Variable rate security.

[5]	Convertible security.

[6]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

SUMMARY OF INVESTMENTS

As of August 31, 2022

Security Type/Industry	Percent of Total Net Assets
Preferred Stocks
REITS	72.3%
Telecommunications	3.7%
Commercial Services	1.7%
Total Preferred Stocks	77.7%
Common Stocks
REITS	29.0%
Venture Capital	0.4%
Total Common Stocks	29.4%
Exchange-Traded Funds	1.0%
Short-Term Investments	1.9%
Total Investments	110.0%
Liabilities in Excess of Other Assets	(10.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

As of August 31, 2022

Assets:
Investments, at value (cost $155,894,260)	$144,051,191
Receivables:
Investment securities sold	512,593
Dividends and Interest	598,443
Reclaims receivable	177
Prepaid expenses and other assets	36,244
Total assets	145,198,648

Liabilities:
Due to Custodian	781,773
Payables:
Loan payable	12,637,099
Fund shares redeemed	206,953
Investment securities purchased	330,100
Advisory fees	73,370
Distribution fees - Class A & Class D (Note 6)	10,463
Transfer agent fees and expenses	42,705
Interest payable	35,704
Fund administration and accounting fees	25,924
Shareholder reporting fees	17,728
Legal fees	17,070
Sub-transfer agent fees and expenses	16,458
Auditing fees	15,000
Custody fees	9,246
Trustees' fees and expenses	3,611
Trustees' deferred compensation (Note 3)	3,291
Chief Compliance Officer fees	1,214
Accrued other expenses	4,524
Total liabilities	14,232,233

Net Assets	$130,966,415

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$179,408,215
Total distributable earnings (accumulated deficit)	(48,441,800)
Net Assets	$130,966,415

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$3,509,066
Shares of beneficial interest issued and outstanding	220,610
Redemption price per share	$15.91
Maximum sales charge (5.75% of offering price)	0.97
Maximum offering price to public	$16.88

Class D Shares:
Net assets applicable to shares outstanding	$7,364,035
Shares of beneficial interest issued and outstanding	473,153
Redemption price per share	$15.56

Class I Shares:
Net assets applicable to shares outstanding	$120,093,314
Shares of beneficial interest issued and outstanding	7,523,109
Redemption price per share	$15.96

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2022

Investment Income:
Dividends	$6,520,518
Interest	12,976
Total investment income	6,533,494

Expenses:
Advisory fees	1,614,836
Interest expense	264,293
Sub-transfer agent fees and expenses	166,400
Fund administration and accounting fees	134,739
Distribution fees - Class D (Note 6)	90,558
Transfer agent fees and expenses	89,190
Registration fees	68,940
Legal fees	44,946
Trustees' fees and expenses	31,937
Chief Compliance Officer fees	27,508
Custody fees	21,023
Shareholder reporting fees	17,924
Auditing fees	14,940
Miscellaneous	14,398
Distribution fees - Class A (Note 6)	14,325
Insurance fees	11,154
Dividends on securities sold short	1,064
Total expenses	2,628,175
Advisory fees recovered (waived)	(89,686)
Net expenses	2,538,489
Net investment income (loss)	3,995,005

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,155,196
Securities sold short	(252,229)
Net realized gain (loss)	10,902,967
Net change in unrealized appreciation/depreciation on:
Investments	(33,540,916)
Securities sold short	448,161
Net change in unrealized appreciation/depreciation	(33,092,755)
Net realized and unrealized gain (loss)	(22,189,788)

Net Increase (Decrease) in Net Assets from Operations	$(18,194,783)

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2022[1]	For the Year Ended August 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$3,995,005	$3,292,955
Net realized gain (loss) on investments and securities sold short	10,902,967	15,890,569
Net change in unrealized appreciation/depreciation on investments and securities sold short	(33,092,755)	26,976,555
Net increase (decrease) in net assets resulting from operations	(18,194,783)	46,160,079

Distributions to Shareholders:
Distributions:
Class A	(156,368)	(339,983)
Class D	(212,105)	(283,885)
Class I	(3,742,435)	(5,711,462)
Return of Capital:
Class A	(196,309)	(301,835)
Class D	(296,442)	(304,923)
Class I	(5,366,433)	(4,767,912)
Total distributions to shareholders	(9,970,092)	(11,710,000)

Capital Transactions:
Net proceeds from shares sold:
Class A	291,331	1,897,639
Class D	594,900	2,242,051
Class I	22,985,337	35,187,084
Reinvestment of distributions:
Class A	186,050	300,780
Class D	366,618	400,255
Class I	7,057,529	8,175,027
Cost of shares redeemed:
Class A	(3,480,672)	(10,880,258)
Class D	(2,408,902)	(3,748,213)
Class I	(65,659,943)	(42,958,063)
Net increase (decrease) in net assets from capital transactions	(40,067,752)	(9,383,698)

Total increase (decrease) in net assets	(68,232,627)	25,066,381

Net Assets:
Beginning of period	199,199,042	174,132,661
End of period	$130,966,415	$199,199,042

Capital Share Transactions:
Shares sold:
Class A	15,607	103,697
Class D	34,286	135,875
Class I	1,282,212	2,015,894
Shares reinvested:
Class A	10,508	18,254
Class D	21,186	24,267
Class I	399,437	484,622
Shares redeemed:
Class A	(195,952)	(649,354)
Class D	(140,638)	(223,231)
Class I	(3,662,593)	(2,503,338)
Net increase (decrease) in capital share transactions	(2,235,947)	(593,314)

[1]	With the Plan of Reorganization with respect to the Orinda Income Opportunities Fund, Class A, Class D and Class I shareholders received Class A, Class D and Class I shares of the AXS Income Opporunities Fund, respectively, effective as of the close of business on May 13, 2022. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2022

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(18,194,783)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(146,468,317)
Sales of long-term investments	186,310,444
Return of capital dividends received	5,859,539
Proceeds from securities sold short	4,396,786
Cover short securities	(15,329,454)
Purchase/Sale of short-term investments, net	(1,153,811)
(Increase) Decrease in Assets:
Investment securities sold receivable	1,233,292
Dividends and interest receivables	(120,344)
Prepaid expenses and other assets	2,583
Increase (Decrease) in Liabilities:
Payables for securities purchased	(541,137)
Cash Due to Custodian	781,773
Payables for interest expense	35,704
Advisory fees payable	(95,628)
Accrued expenses	(8,853)
Net realized (gain)/loss	(10,615,297)
Net change in unrealized appreciation/depreciation	33,092,755
Net cash provided by (used for) operating activities	39,185,252

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	24,034,646
Cost of shares redeemed	(71,545,454)
Dividends paid to shareholders, net of reinvestments	(2,359,895)
Loan payable	528,337
Net cash provided by (used for) financing activities	(49,342,366)

Net Increase (Decrease) in cash	(10,157,114)

Cash and cash equivalents
Beginning cash balance	-
Beginning cash held at broker	10,157,114
Total beginning cash and cash equivalents	10,157,114

Ending cash balance	-
Ending cash held at broker	-
Total ending cash and cash equivalents	$-
Supplemental disclosure of interest expense paid	$264,293
Non cash financing activities not included herein consist of $7,610,197 of reinvested dividends.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31,

	2022	2021	2020	2019	2018
Net asset value, beginning of period	$19.02	$15.74	$21.77	$22.46	$23.33
Income from Investment Operations:
Net investment income (loss)[1]	0.41	0.30	0.68	0.85	0.77
Net realized and unrealized gain (loss)	(2.45)	4.06	(5.48)	(0.10)	(0.14)
Total from investment operations	(2.04)	4.36	(4.80)	0.75	0.63

Less Distributions:
From net investment income	(0.42)	(0.57)	(0.90)	(1.08)	(1.04)
From return of capital	(0.65)	(0.51)	(0.33)	(0.36)	(0.46)
Total distributions	(1.07)	(1.08)	(1.23)	(1.44)	(1.50)

Net asset value, end of period	$15.91	$19.02	$15.74	$21.77	$22.46

Total return[2]	(11.15)%	28.78%	(22.43)%	3.82%	2.94%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,509	$7,427	$14,444	$62,963	$45,783

Ratio of expenses to average net assets (including dividends and interest expense):
Before fees waived and expenses absorbed/recovered[3]	1.81%	1.65%	1.82%	2.04%	2.07%
After fees waived and expenses absorbed/recovered[3]	1.76%	1.69%	1.80%	2.04%	2.07%
Ratio of net investment income (loss) to average net assets (including dividends and interest expense):
Before fees waived and expenses absorbed/recovered	2.24%	1.80%	3.34%	3.96%	3.37%
After fees waived and expenses absorbed/recovered	2.29%	1.76%	3.36%	3.96%	3.37%

Portfolio turnover rate	93%	149%	153%	131%	102%

*	Financial information from August 31, 2018 through May 13, 2022 is for the Orinda Income Opportunities Fund, which was reorganized into the AXS Income Opportunities Fund as of the close of business on May 13, 2022. See Note 1 in the accompanying Notes to Financial Statements.

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which will not apply on sales of $1 million or more. If the sales charge was included total returns would be lower.

[3]	If dividends and interest expense had been excluded, the expense ratios would have been lower by 0.17% for the year ended August 31, 2022. For years ended August 31, 2021, 2020, 2019 and 2018, the expense ratios would have been lower by 0.08%, 0.25%, 0.46% and 0.51%, respectively.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

FINANCIAL HIGHLIGHTS

Class D*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31,

	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.66	$15.49	$21.52	$22.23	$23.18
Income from Investment Operations:
Net investment income (loss)[1]	0.27	0.15	0.49	0.73	0.63
Net realized and unrealized gain (loss)	(2.40)	4.00	(5.36)	(0.13)	(0.16)
Total from investment operations	(2.13)	4.15	(4.87)	0.60	0.47

Less Distributions:
From net investment income	(0.32)	(0.47)	(0.83)	(0.95)	(0.96)
From return of capital	(0.65)	(0.51)	(0.33)	(0.36)	(0.46)
Total distributions	(0.97)	(0.98)	(1.16)	(1.31)	(1.42)

Net asset value, end of period	$15.56	$18.66	$15.49	$21.52	$22.23

Total return[2]	(11.90)%	27.80%	(22.99)%	3.12%	2.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,364	$10,420	$9,626	$17,939	$20,497

Ratio of expenses to average net assets (including dividends and interest expense):
Before fees waived and expenses absorbed/recovered[3]	2.56%	2.40%	2.70%	2.80%	2.93%
After fees waived and expenses absorbed/recovered[3]	2.51%	2.43%	2.68%	2.80%	2.93%
Ratio of net investment income (loss) to average net assets (including dividends and interest expense):
Before fees waived and expenses absorbed/recovered	1.49%	0.90%	2.65%	3.43%	2.90%
After fees waived and expenses absorbed/recovered	1.54%	0.88%	2.67%	3.43%	2.90%

Portfolio turnover rate	93%	149%	153%	131%	102%

*	Financial information from August 31, 2018 through May 13, 2022 is for the Orinda Income Opportunities Fund, which was reorganized into the AXS Income Opportunities Fund as of the close of business on May 13, 2022. See Note 1 in the accompanying Notes to Financial Statements.

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If dividends and interest expense had been excluded, the expense ratios would have been lower by 0.17% for the year ended August 31, 2022. For years ended August 31, 2021, 2020, 2019 and 2018, the expense ratios would have been lower by 0.09%, 0.34%, 0.52% and 0.64%, respectively.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31,

	2022	2021	2020	2019	2018
Net asset value, beginning of period	$19.08	$15.78	$21.83	$22.50	$23.42
Income from Investment Operations:
Net investment income (loss)[1]	0.45	0.32	0.67	0.95	0.86
Net realized and unrealized gain (loss)	(2.46)	4.10	(5.44)	(0.12)	(0.17)
Total from investment operations	(2.01)	4.42	(4.77)	0.83	0.69

Less Distributions:
From net investment income	(0.46)	(0.61)	(0.95)	(1.14)	(1.15)
From return of capital	(0.65)	(0.51)	(0.33)	(0.36)	(0.46)
Total distributions	(1.11)	(1.12)	(1.28)	(1.50)	(1.61)

Net asset value, end of period	$15.96	$19.08	$15.78	$21.83	$22.50

Total return[2]	(10.97)%	29.12%	(22.22)%	4.17%	3.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120,093	$181,351	$150,062	$206,355	$193,184

Ratio of expenses to average net assets (including dividends and interest expense):
Before fees waived and expenses absorbed/recovered[3]	1.56%	1.40%	1.71%	1.79%	1.92%
After fees waived and expenses absorbed/recovered[3]	1.51%	1.43%	1.69%	1.79%	1.92%
Ratio of net investment income (loss) to average net assets (including dividends and interest expense):
Before fees waived and expenses absorbed/recovered	2.49%	1.88%	3.65%	4.43%	3.83%
After fees waived and expenses absorbed/recovered	2.53%	1.85%	3.67%	4.43%	3.83%

Portfolio turnover rate	93%	149%	153%	131%	102%

*	Financial information from August 31, 2018 through May 13, 2022 is for the Orinda Income Opportunities Fund, which was reorganized into the AXS Income Opportunities Fund as of the close of business on May 13, 2022. See Note 1 in the accompanying Notes to Financial Statements.

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If dividends and interest expense had been excluded, the expense ratios would have been lower by 0.17% for the year ended August 31, 2022. For years ended August 31, 2021, 2020, 2019 and 2018, the expense ratios would have been lower by 0.09%, 0.35%, 0.50% and 0.63%, respectively.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2022

Note 1 – Organization

AXS Income Opportunities Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income with potential for modest growth capital.

The Fund commenced investment operations on May 16, 2022 with Class A shares, Class D Shares and Class I shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Orinda Income Opportunities Fund (the “Predecessor Fund”), a series of the RBB Fund, Inc., which offered three class of shares, Class A, Class D, and Class I shares. On May 6, 2022, beneficial owners of the Predecessor Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Fund. The Plan of Reorganization was approved by the Trust’s Board on January 20, 2022 and by the RBB Fund, Inc. Board on January 20, 2022. The tax-free reorganization was accomplished on May 13, 2022. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	288,994	$4,713,613
Class D	500,841	7,997,228
Class I	7,682,748	125,743,540

The net unrealized depreciation of investments transferred was $14,736,986 as of the date of the acquisition.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, security valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of the Fund except where allocation of direct expenses to the Fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of August 31, 2022 and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(e) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrues during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(f) Real Estate Investment Trusts (“REITs”)

The Fund has made certain investments in REITS which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays twice a month investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.65%, 2.40% and 1.40% of the average daily net assets of the Fund’s Class A shares, Class D shares and Class I shares, respectively, until May 13, 2024, and the agreement may be terminated before that date only by the Trust’s Board of Trustees.

Prior to the close of business on May 13, 2022, investment advisory services were provided to Predecessor Fund by Orinda Asset Management, LLC, which received investment management fees for its services pursuant to the terms of the investment advisory agreements for the Predecessor Fund. The investment advisory fees, which were computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Predecessor Fund’s average daily net assets.

For the year ended August 31, 2022, the Advisor waived a portion of its advisory fees totaling $89,686. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At August 31, 2022, the amount of these potentially recoverable expenses was $89,686. The Advisor may recapture all or a portion of this amount no later than August 31, of the year stated below:

2025	$89,686
Total	$89,686

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. For the period May 14, 2022 through August 31, 2022, the Fund paid UMBFS $102,863 and UMB Bank, N.A. $8,473.

Prior to the close of business on May 13, 2022, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) served as administrator, fund accountant and transfer agent to the Predecessor Fund. U.S. Bank N.A. served as the Predecessor Fund’s Custodian. For the period September 1, 2021 through May 13, 2022, the Predecessor Fund paid U.S. Bancorp $121,066 and U.S. Bank, N.A. $12,550.

The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended August 31, 2022, are reported on the Statement of Operations.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Prior to the close of business on May 13, 2022, Quasar Distributors, LLC (“Quasar”) served as distributor to Predecessor Fund.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended August 31, 2022, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. For the period May 14, 2022 through August 31, 2022, the Fund paid the CCO $10,751. Prior to the close of business on May 13, 2022, Vigilant Compliance, LLC served as the CCO to the Predecessor Fund. For the period September 1, 2021 through May 13, 2022, the Predecessor Fund paid the CCO $16,757. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2022, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At August 31, 2022, gross unrealized appreciation and (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$157,228,983

Gross unrealized appreciation	$5,761,936
Gross unrealized depreciation	(18,939,728)

Net unrealized depreciation on investments	$(13,177,792)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net asset value per share. For the year ended August 31, 2022, permanent differences in book and tax accounting have been reclassified to paid in capital and total distributable earnings as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
$(1,076,471)	$1,076,471

As of August 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(35,264,008)
Net unrealized depreciation on investments	(13,177,792)
Total accumulated deficit	$(48,441,800)

The tax character of the distributions paid during the fiscal years ended August 31, 2022 and 2021, were as follows:

Distributions paid from:	2022	2021
Ordinary income	$4,110,908	$6,335,330
Net long-term capital gains	-	-
Return of capital	5,859,184	5,374,670
Total distributions paid	$9,970,092	$11,710,000

As of August 31, 2022, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short-term	$26,661,388
Long-Term	8,602,620
Total	$35,264,008

During the tax year ended August 31, 2022, the Fund utilized $2,419,978 of short-term and $8,856,909 of long-term non-expiring capital loss carryforwards, respectively.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Note 5 – Investment Transactions

For the year ended August 31, 2022, the Fund’s purchases and sales of investments, excluding short-term investments, were as follows:

Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
$146,468,317	$186,310,444	$15,329,454	$4,396,786

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Class A shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class D shares, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I Shares are not subject to any distribution or service fees under the Plan.

Prior to the close of business on May 13, 2022, the Predecessor Fund adopted a distribution plan pursuant to Rule 12b-1 with respect to Class A shares and Class D shares. Pursuant to the Plan, the Predecessor Fund paid Quasar at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets attributable to Class A shares and Class D shares. Class I shares did not pay any distribution fees.

For the period September 1, 2021 through May 13, 2022, the Fund paid Quasar $78,565 under the Predecessor Fund’s distribution plan. For the year ended August 31, 2022, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$38,499,111	$-	$-	$38,499,111
Exchange-Traded Funds	1,351,500	-	-	1,351,500
Preferred Stocks	101,672,493	-	-	101,672,493
Short-Term Investments	2,528,087	-	-	2,528,087
Total Investments	$144,051,191	$-	$-	$144,051,191

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Note 9 – Borrowing

The Fund has entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Fund may borrow amounts up to one-third of the value of its assets. The Fund is charged interest of the bank’s overnight bank funding rate plus 1.30% for borrowing under this agreement. Interest expense for the year ended August 31, 2022, is disclosed on the Statement of Operations, if applicable. Credit facility activity for the year ended August 31, 2022, was as follows:

Maximum available credit	$66,830,528
Largest amount outstanding on an individual day	26,669,946
Average daily loan outstanding	14,096,835
Credit facility outstanding as of August 31, 2022	11,836,683
Average interest rate when in use	1.847%
Interest	$264,293

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 – New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

AXS Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 12 – Events Subsequent to the Fiscal Periods End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on September 27, 2022, to shareholders of record on September 26, 2022 as follows:

	Long Term Capital Gain		Short Term Capital Gain		Income
Class A Shares	$	None	$	None	$0.26452
Class D Shares		None		None	0.23572
Class I Shares		None		None	0.27615

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II

and the Shareholders of AXS Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AXS Income Opportunities Fund (formerly, Orinda Income Opportunities Fund, a series of The RBB Fund, Inc.) (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of August 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 28, 2022

AXS Income Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

For the year ended August 31, 2022, the AXS Income Opportunities Fund, respectively, had 0.00% of dividends paid from net investment income qualified for the 70.00% dividends received deduction available to corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended August 31, 2022, the AXS Income Opportunities Fund, respectively, had 12.92% of dividends paid from net investment income, designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (833) 297-2587. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	27	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	27	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	27	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	27	Investment Managers Series Trust, a registered investment company (includes 54 portfolios).

AXS Income Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund.	27	Investment Managers Series Trust, a registered investment company (includes 54 portfolios).

AXS Income Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	27	Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, and First Trust Real Assets Fund, each a closed-end investment company.

AXS Income Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 61 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS All Terrain Opportunity Fund, AXS Adaptive Plus Fund, AXS Alternative Growth Fund, AXS Alternative Value Fund, AXS Multi-Strategy Alternatives Fund, AXS Chesapeake Strategy Fund, AXS Market Neutral Fund, AXS Income Opportunities Fund, AXS Merger Fund, AXS Sustainable Fund, AXS Thomson Reuters Private Equity Return Tracker, AXS Thomson Reuters Venture Capital Return Tracker Fund, AXS 1.25X NVDA Bear Daily ETF, AXS 1.5X PYPL Bear Daily ETF, AXS 1.5X PYPL Bull Daily ETF, AXS 2X Innovation ETF, AXS 2X NKE Bear Daily ETF, AXS 2X NKE Bull Daily ETF, AXS 2X PFE Bear Daily ETF, AXS 2X PFE Bull Daily ETF, AXS Short China Internet ETF, AXS TSLA Bear Daily ETF and AXS Green Alpha ETF, which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

AXS Income Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

AXS Income Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on January 20, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and AXS Investments LLC (the “Investment Advisor”) with respect to the AXS Income Opportunities Fund series of the Trust (the “Fund”) for an initial two-year term. In approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; information regarding the performance of the Orinda Income Opportunities Fund (the “Predecessor Fund”), which would be reorganizing into the Fund, for the one-, three-, and five-year periods ended October 31, 2021; and a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the proposed advisory fee and estimated total expenses of the Fund with those of a group of comparable funds selected by Broadridge (the “Peer Group”) from Morningstar, Inc.’s Preferred Stock fund universe (the “Fund Universe”). The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the relevant performance information, the meeting materials indicated that the Predecessor Fund’s total return for the one-year period was above the Peer Group and Fund Universe median returns and the Bloomberg U.S. Aggregate Bond Index return. The Predecessor Fund’s annualized total return for the five-year period was below the Bloomberg Index return and the Peer Group and Fund Universe median returns by 0.47%, 3.28%, and 3.46%, respectively. The Predecessor Fund’s annualized total return for the three-year period was below the Bloomberg Index return by 2.83%, the Peer Group median return by 5.39%, and the Fund Universe median return by 5.41%. In considering the Predecessor Fund’s performance, the Board considered the Investment Advisor’s explanation that the Predecessor Fund had had a 40% allocation to mortgage real estate investment trusts, which were significantly impacted by the onset of the COVID-19 pandemic in March 2020; that this underperformance had affected the Predecessor Fund’s three- and five-year returns; and that since then, the Predecessor Fund had had greater diversification and had implemented different trigger points in order to avoid a similar situation in the future.

The Board noted its familiarity with the Investment Advisor as the investment advisor for other series of the Trust, and considered the services to be provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure and compliance procedures.

AXS Income Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board reviewed information regarding the Fund’s proposed advisory fee and estimated total expenses. The meeting materials indicated that the advisory fee proposed to be paid by the Fund (gross of fee waivers) was higher than the Peer Group and Fund Universe medians by 0.205% and 0.25%, respectively. The Trustees considered that the Investment Advisor did not expect to receive the gross advisory fee with respect to the Fund for a significant period of time. The Trustees noted that the proposed advisory fee was the same as the advisory fee for the Predecessor Fund. The Trustees also noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s proposed advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The meeting materials indicated that the estimated annual total expenses (net of fee waivers) of the Fund were higher than the Peer Group and Fund Universe medians by 0.25% and 0.51%, respectively. The Trustees noted, however, that the average net assets of the Predecessor Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale

The Board next reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in the Fund’s first year of operations, taking into account estimated assets of $200 million. The Board observed that the Investment Advisor anticipated waiving a portion of its advisory fee for the Fund and determined that the Investment Advisor’s anticipated profit level with respect to the Fund was reasonable.

The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although the Advisory Agreement does not provide for any advisory fee breakpoints, the Fund’s asset level would likely be too low to achieve significant economies of scale after the reorganization and during the Fund’s startup period, and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the Advisory Agreement.

AXS Income Opportunities Fund

EXPENSE EXAMPLE

For the Six Months Ended August 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or 12b-1 fees (Class A and Class D shares only) and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/22	8/31/22	3/1/22 – 8/31/22
Class A	Actual Performance	$1,000.00	$917.30	$8.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.89	9.39
Class D	Actual Performance	1,000.00	913.30	12.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.19	13.10
Class I	Actual Performance	1,000.00	918.20	7.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.21	8.07

*	Expenses are equal to the Fund’s annualized expense ratios of 1.85%, 2.58% and 1.59% for Class A shares, Class D shares and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AXS Income Opportunities Fund

A series of Investment Managers Series Trust II

Investment Advisor

AXS Investments LLC

181 Westchester Avenue, Unit 402

Port Chester, New York 10573

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
AXS Income Opportunities Fund – Class A	OIOAX	46144X 602
AXS Income Opportunities Fund – Class D	OIODX	46144X 701
AXS Income Opportunities Fund – Class I	OIOIX	46144X 800

Privacy Principles of the AXS Income Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of their shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS Income Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (833) 297-2587 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (833) 297-2587.

AXS Income Opportunities Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (833) 297-2587

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

AXS Income Opportunities Fund	FYE 8/31/2022	FYE 8/31/2021
Audit Fees	$12,500	$21,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

AXS Income Opportunities Fund	FYE 8/31/2022	FYE 8/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

AXS Income Opportunities Fund
Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	11/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	11/9/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	11/9/2022